Exhibit 99.1

Nissan Auto Receivables 2016-C Owner Trust
Asset-Backed Notes
Sample Receivable Agreed-Upon Procedures

Report To:
Nissan Auto Receivables Corporation II
Nissan Motor Acceptance Corporation
Wells Fargo Securities, LLC

21 July 2016

Ernst & Young LLP 5 Times Square New York, NY 10036	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Nissan Auto Receivables Corporation II

Nissan Motor Acceptance Corporation

One Nissan Way

Franklin, Tennessee 37067

Wells Fargo Securities, LLC

550 South Tryon Street

Charlotte, North Carolina 28202

Re:	Nissan Auto Receivables 2016-C Owner Trust

Asset-Backed Notes (the “Notes”)

Sample Receivable Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist Nissan Auto Receivables Corporation II (the “Depositor”) in evaluating the accuracy of certain information with respect to a pool of motor vehicle retail installment contracts and installment loans (the “Receivables”) relating to the Nissan Auto Receivables 2016-C Owner Trust securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, Nissan Motor Acceptance Corporation (the “Sponsor”), on behalf of the Depositor, provided us with:

a.	Electronic data files:

i.	Labeled “NAROT 16-C Pool Cut_(2016-06-30).txt” (the “Initial Preliminary Receivables Listing”) that the Sponsor, on behalf of the Depositor, indicated contains a list of identification numbers (the “Account Numbers”) corresponding to a pool of motor vehicle retail installment contracts and installment loans (the “Initial Preliminary Receivables”) that are expected to be representative of the Receivables,

ii.	Labeled “BANKFILE1_P605_PCOMN_D070515.txt” and the corresponding record layout and decode information (the “Preliminary Data File”) that the Sponsor, on behalf of the Depositor, indicated contains information as of 30 June 2016 (the “Preliminary Cut-off Date”) on a pool of motor vehicle retail installment contracts and installment loans (the “Preliminary Receivables”) that are expected to be representative of the Receivables and

iii.	Labeled “AUTO DECISIONED TABLE 16C.xlsx” and the corresponding record layout and decode information (the “Preliminary Auto Decision Data File,” together with the Initial Preliminary Receivables Listing and Preliminary Data File, the “Provided Preliminary Data Files”) that the Sponsor, on behalf of the Depositor, indicated contains information related to the approval type for the Preliminary Receivables on the Preliminary Data File,

b.	Imaged copies of:

i.	The motor vehicle retail installment sales contract and correction notice (collectively, and as applicable, the “Contract”),

ii.	Certain printed screen shots and payment histories from the Sponsor’s loan servicing system (the “System Screen Shots”) and

iii.	The certificate of title, application for title, lien and title information, notification of lien perfection, Maryland notice of security interest filing, title and registration receipt, notice of recorded lien, receipt for RD-108 dealer transaction, electronic title and lien holders release forms (collectively, and as applicable, the “Title,” together with the Contract and System Screen Shots, the “Source Documents”)

relating to the Sample Receivables (as defined in Attachment A),

c.	The list of relevant characteristics (the “Sample Characteristics”), as shown on the Preliminary Statistical Data File (as defined in Attachment A), which are shown on Exhibit 1 to Attachment A, and

d.	Instructions, assumptions and methodologies (which are described in Attachment A).

The procedures included in Attachment A were limited to comparing or observing certain information that is further described in Attachment A. The Depositor is responsible for the Provided Preliminary Data Files, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Preliminary Data File, Preliminary Auto Decision Data File or Preliminary Statistical Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Initial Preliminary Receivables Listing, Source Documents or any other information provided to us by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Initial Preliminary Receivables, Preliminary Receivables or Receivables, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria or other requirements,

ii.	The value of the collateral securing the Receivables,

iii.	Whether the originator of the Receivables complied with federal, state or local laws or regulations or

iv.	Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

21 July 2016

Attachment A Page 1 of 2

Procedures performed and our associated findings

1.	As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 125 Initial Preliminary Receivables from the Initial Preliminary Receivables Listing (the “Preliminary Sample Receivables”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Preliminary Sample Receivables they instructed us to select from the Initial Preliminary Receivables Listing.

For the purpose of these procedures, the 125 Preliminary Sample Receivables are referred to as Preliminary Sample Receivable numbers 1 through 125.

2.	For each motor vehicle retail installment contract and installment loan on the Initial Preliminary Receivables Listing and Preliminary Data File, we compared the Account Number, as shown on the Initial Preliminary Receivables Listing, to the corresponding Account Number, as shown on the Preliminary Data File, and noted that:

a.	All of the Preliminary Receivables included on the Preliminary Data File were included on the Initial Preliminary Receivables Listing,

b.	3,039 of the Initial Preliminary Receivables included on the Initial Preliminary Receivables Listing were not included on the Preliminary Data File (the “Removed Initial Preliminary Receivables”) and

c.	Six of the Removed Initial Preliminary Receivables were Preliminary Sample Receivables (the “Removed Preliminary Sample Receivables”).

The Removed Preliminary Sample Receivables are Preliminary Sample Receivable numbers 10, 30, 51, 52, 108 and 114. The 119 Preliminary Sample Receivables on the Preliminary Data File are hereinafter referred to as the “Sample Receivables.” For the purpose of these procedures, the 119 Sample Receivables are referred to by their original Preliminary Sample Receivable numbers 1 through 125, which are hereinafter referred to as Sample Receivable numbers 1 through 125.

3.	As instructed by the Sponsor, on behalf of the Depositor, for each Preliminary Receivable on the Preliminary Data File, we appended the Preliminary Data File with the corresponding approval type information on the Preliminary Auto Decision Data File. The Preliminary Data File, as appended, is hereinafter referred to as the “Preliminary Statistical Data File.”

Attachment A Page 2 of 2

4.	For each Sample Receivable, we performed the following procedures:

a.	We compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Statistical Data File, to the corresponding information located on the Source Documents, subject to the instructions provided by the Sponsor, on behalf of the Depositor, that are stated in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was in agreement.

b.	We observed that the corresponding Contract contained a signature in the borrower signature section of the Contract. We performed no procedures to determine the validity of the signature contained on the Contract.

c.	We observed that the Sponsor or Infiniti Financial Services (“IFS”) was the named lien holder or owner on the Title, or that the lien holder or owner had assigned the motor vehicle securing the Sample Receivable to the Sponsor or IFS on the Title.

Exhibit 1 to Attachment A Page 1 of 2

Sample Characteristics

Sample Characteristic	Source Document(s)	Note(s)

Account number	System Screen Shots	i.
Origination date	Contract and System Screen Shots	ii.
Model	System Screen Shots
Original principal balance	Contract and System Screen Shots
Annual percentage rate	Contract and System Screen Shots
Monthly payment amount	Contract and System Screen Shots	iii.
Number of scheduled payments	Contract and System Screen Shots
Customer state	Contract or System Screen Shots	iv., v.
Electronic contract (Y/N)	Contract
VIN	Contract, System Screen Shots and Title
Model year	Contract, System Screen Shots and Title
Next payment due date	System Screen Shots	vi.
Current principal balance	System Screen Shots	vi.
Maturity date	System Screen Shots
FICO score	System Screen Shots
Approval type	System Screen Shots

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the origination date Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- 1 day.

iii.	For the purpose of comparing the monthly payment amount Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

iv.	For the purpose of comparing the customer state Sample Characteristic for each Sample Receivable (except for Sample Receivable number 95), the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source Document.

Exhibit 1 to Attachment A Page 2 of 2

Notes: (continued)

v.	For the purpose of comparing the customer state Sample Characteristic for Sample Receivable number 95, the Sponsor, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

vi.	The Sponsor, on behalf of the Depositor, indicated that certain of the System Screen Shots contained account activity which occurred after the Preliminary Cut-off Date. For the purpose of comparing the next payment due date and current principal balance Sample Characteristics for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to only consider account activity shown on the System Screen Shots which occurred on or prior to the Preliminary Cut-off Date.

Exhibit 2 to Attachment A

Sample Characteristic Difference

Sample Receivable Number	Sample Characteristic	Preliminary Statistical Data File Value	Contract Value

5	Model year	15	14

Note:

The model year Sample Characteristic for Sample Receivable number 5, as shown on the Preliminary Statistical Data File, agreed to the model year value, as shown on the System Screen Shots and Title, but did not agree to the model year value, as shown on the Contract.